SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 18, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)

   United States                  333-32591                     58-1897792
  (State or other                (Commission                   (IRS Employer
    jurisdiction                   File No.)                 Identification No.)
 of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                    30144
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

ITEM 5               Other Events.

                     The registrant distributed the certificateholders statement for the month of December 1999 to the series 1997-2 certificateholders on january 18, 2000.

                     The registrant distributed the certificateholders statement for the month of December 1999 to the series 1998-1 certificateholders on January 18, 2000.

ITEM 7(C).           EXHIBITS.

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

    99.1 Series 1997-2 Certificateholders Statement for the month of December 1999.

    99.2 Series 1998-1 Certificateholders Statement for the month of December 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FNANB CREDIT CARD
                             MASTER TRUST

                             By:       FIRST NORTH AMERICAN

                                       NATIONAL BANK, as

                                       Transferor and Servicer

                             BY:
                                       Michael T. Chalifoux
                                       Chairman of the Board

Date:      January 18, 2000

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST










                                INDEX TO EXHIBITS

  Exhibit
  Number                            Exhibit

   99.1              Series 1997-2 Certificateholders Statement for the month of
                     December 1999.

   99.2              Series 1998-1 Certificateholders Statement for the month of
                     December 1999.